CULLEN FUNDS TRUST

Cullen High Dividend Equity Fund

Cullen International High Dividend Fund

Cullen Small Cap Value Fund

Cullen Value Fund

Cullen Emerging Markets High Dividend Fund

Cullen Enhanced Equity Income Fund

(together, the “Funds”)

Supplement dated January 31, 2018 to the

Prospectus dated October 27, 2017, as amended November 13, 2017 and the

Statement of Additional Information (“SAI”) dated October 27, 2017

Change of Custodian

Effective January 31, 2018, the Board of Trustees of the Trust has appointed Brown Brothers Harriman & Co. (“BBH”) as the Custodian to the Funds. As a result, all references to State Street Bank & Trust Company in the Funds’ Prospectus and SAI with respect to the above named Funds are hereby deleted and replaced with references to BBH.

Changes to Prospectus

On page 48 of the Prospectus the section entitled “Custodian, Transfer Agent, Dividend Disbursing Agent and Fund Administrator” is hereby deleted and replaced in its entirety with the following:

Custodian, Transfer Agent, Dividend Disbursing Agent, and Fund Administrator

Brown Brothers Harriman & Co. serves as custodian for the Funds’ cash and securities. ALPS Fund Services, Inc. provides transfer agency, dividend disbursing, and administrative services to the Funds.

On page 55 of the Prospectus the section entitled “Methods of Buying: By Wire” is hereby deleted and replaced in its entirety with the following

Initial Investment —By Wire

Upon receipt of your completed application, and it is determined to be in good order, your account will be established within 24 hours. You may contact the Transfer Agent by phone at 1-877-485-8586 to obtain your account number and wiring instructions.

For Subsequent Investments—By Wire

To make additional investments by wire, please contact the Transfer Agent by phone at 1-877-485-8586 for further instructions.

On page 71 of the Prospectus the section entitled “CUSTODIAN” is hereby deleted and replaced in its entirety with the following:

CUSTODIAN

Brown Brothers Harriman & Co.

New York, New York

Changes to SAI

On page B-53 of the SAI the section entitled “Custodian” is hereby deleted and replaced in its entirety with the following:

Custodian

Brown Brothers Harriman & Co., 140 Broadway, New York, NY 10005, acts as each Fund’s Custodian of cash and securities. The Custodian holds all cash and, directly or through a book entry system or an agent, securities of each Fund, delivers and receives payment for securities sold by such Fund, collects income from investments of each Fund and performs other duties, all as directed by officers of the Trust. The Custodian does not exercise any supervisory function over the management of, or the purchase and sale of securities by, the Funds.

Changes to Part C: Other Information

Sub-section (e) appearing under “Item. 33 Location of Accounts and Records” of Part C of the Prospectus is hereby deleted and replaced in its entirety with the following:

(e)	Brown Brothers Harriman & Co. maintains all Records relating to its services as Custodian of the Registrant at 140 Broadway, New York, NY 10005.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.